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                            DRESDNER RCM GLOBAL FUNDS
                        SUPPLEMENT DATED OCTOBER 4, 2000
          TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2000


THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE SECTION ENTITLED "DEBT SECURITIES" BEGINNING ON PAGE 13.

The Large Cap Fund, Tax Managed Growth Fund, Biotechnology Fund, Global Small Cap Fund, Global Technology Fund and Global Health Care Fund may each invest up to 20% of its total assets in short-term debt obligations. Please refer to page 13 for a description of these securities.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE SECTION ENTITLED "DIRECTORS AND OFFICERS" ON PAGES 36 AND 37.

Messrs. Brown, Kessler, Perbix and Saliba have resigned from the Board of the Investment Company. Messrs. Coburn, Birnbaum and Fiore continue to serve as Directors of the Investment Company. Please refer to pages 36 and 37 of the SAI for their biographical information.